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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934.

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 25, 2000
                               (OCTOBER 25, 2000)


                         MARINE DRILLING COMPANIES, INC
             (Exact name of registrant as specified in its charter)

           TEXAS                         1-14389                  74-2558926
(State or other jurisdiction    (Commission File Number)       (I.R.S. Employer
    of incorporation or                                         Identification
       organization)                                                Number)

      ONE SUGAR CREEK CENTER BLVD., SUITE 600, SUGAR LAND, TEXAS 77478-3556
              (Address of principal executive offices and zip code)

                                 (281) 243-3000
              (Registrant's telephone number, including area code)


          ------------------------------------------------------------
              (Former name, former address and formal fiscal year,
                         if changed since last report)

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ITEM 5.  OTHER EVENTS.

         On October 25, 2000, Marine Drilling Companies, Inc. issued a press release, announcing its third quarter financial results. A copy of this press release is filed as exhibit 99.1 to this Form 8-K and is incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits.

         99.1      Press Release dated October 25, 2000.


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                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                     MARINE DRILLING COMPANIES, INC.
                                     (Registrant)

Dated:  October 25, 2000             By:  /s/  Dale W. Wilhelm
                                          ------------------------------
                                          Name:  Dale W. Wilhelm
                                          Title: Vice President & Controller


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                                 EXHIBIT INDEX


99.1    Press Release dated October 25, 2000.